SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2011

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number

1-08788	NV ENERGY, INC. Nevada 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 402-5000	88-0198358

2-28348	NEVADA POWER COMPANY d/b/a NV ENERGY 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 402-5000	88-0420104
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On December 16, 2011 the Public Utilities Commission of Nevada (PUCN) issued a draft order regarding the June 2011 general rate case application of Nevada Power Company d/b/a NV Energy. The draft order, which is available to the public on the PUCN’s web site at http://pucweb1.state.nv.us/PUCN/Dktinfo.aspx?Util=Electric (Docket No. 11-06006), is not final or binding unless and until approved by the PUCN. The PUCN is expected to vote on this matter on December 21, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)
	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Date: December 16, 2011		Chief Accounting Officer

Nevada Power Company d/b/a NV Energy (Registrant)
	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Date: December 16, 2011		Chief Accounting Officer